Exhibit 99.3 Third Quarter 2024 Financial Results Presentation October 23, 2024 Quarterly Earnings Report

Third Quarter Snapshot 3Q24 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 3Q24: GAAP & NON-GAAP $1,225 3Q24: GAAP $1.34 & NON-GAAP $1.50 3Q24: GAAP $159 & NON-GAAP $176 YTD: GAAP & NON-GAAP $3,606 YTD: GAAP $487 & NON-GAAP $534 YTD: GAAP $4.16 & NON-GAAP $4.58 BOOK VALUE PER SHARE ANNUALIZED ROTCE* ANNUALIZED ROCE 3Q24:GAAP 12.3% & NON-GAAP 13.7% 3Q24:GAAP 17.5% & NON-GAAP 19.5% TBV $33.62 BV $47.62 YTD: GAAP 18.8% & NON-GAAP 20.7% YTD: GAAP 13.0% & NON-GAAP 14.4% * Please see our definition of ROTCE in our third quarter 2024 earnings release HIGHLIGHTS Record Net Revenue Record Client Assets For First Nine Months Under Management Second Highest Quarterly Institutional Group Revenue YTD Net Revenue Increased 29% Sweep Deposit Balances Record Net Revenue Global Wealth Management Increased By $368 million Quarterly Earnings Report 1

Variance to Consensus Estimates

STIFEL

Third Quarter Results Variance to Consensus Estimates

(in Millions, except diluted EPS and share data)	3Q24 Operating*	3Q24 Mean Analyst	% Δ	3Q24 vs. 3Q23 Results
Revenues				
Commissions + Principal transactions	$321	$320	0%	15%
Investment banking	$243	$229	6%	66%
Asset management and service fees	$383	$385	(1%)	15%
Net interest	$260	$257	1%	(9%)
Net revenues	$1,225	$1,198	2%	17%
Non-interest expenses				
Compensation and benefits	711	687	(4%)	(17%)
Compensation Ratio	*58.0%*	*57.3%*	70 bps	0 bps
Non-compensation expenses	279	261	(7%)	12%
Total non-interest expenses	990	948	(4%)	(7%)
Income before income taxes	236	251	(6%)	92%
Provision for income taxes	60	65	7%	(30%)
Tax Rate	*25.6%*	*25.8%*	(20 bps)	1210 bps
Net Income	$176	$186	(6%)	129%
Diluted Operating EPS	$1.50	$1.60	(6%)	150%
After-tax EPS Impact of Legal Reserve*	($0.10)			

*Non-GAAP

Commentary on Variance to Analyst Estimates

- Commissions & Principal Transactions:
  - Stronger Revenue Global Wealth Management
- Investment Banking:
  - Stronger Advisory Revenue
  - Stronger Fixed Income Underwriting Revenue
- Asset Management:
  - Lower Third Party Sweep Revenue
- Net Interest Income
  - Higher Interest-Earning Assets & Net Interest Margin
- Non-compensation Expense:
  - Impact of Additional Legal Reserves

STIFEL | Quarterly Earnings Report

2

Highly Complementary Business Lines Significant Operating Leverage Expect to Benefit from Growth in Institutional Pre-tax Income & Net Interest Income $350 $300 $250 $200 $150 $100 $50 $0 -$50 Institutional Group Pre-tax Income Net Interest Income Non-GAAP Return on Tangible Common Non-GAAP Pre-tax Margin Equity 32.0% 30.9% 32.0% 23.9% 21.7% 24.0% 24.6% 24.7% 20.4% 19.9% 19.2% 19.0% 21.8% 24.0% 21.1% 18.7% 16.0% 16.0% 8.0% 8.0% 0.0% 0.0% 2019 2020 2021 2022 2023* 2024** 2019 2020 2021 2022 2023* 2024** * Excludes impact of additional legal accrual * Excludes impact of additional legal accrual ** 2024 based on results through 9/30/2024 & excludes additional legal accrual in 3Q24 ** 2024 based on results through 9/30/2024 & excludes additional legal accrual in 3Q24 Quarterly Earnings Report 3 millions 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24

Wealth Management: A Key Growth Driver CONSISTENT GROWTH $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Brokerage Asset Management & Service Fees Net Interest Investment Banking & Other *2024 GWM Net Revenue based on annualized results through 9/30/2024 INCREASING PERCENTAGE OF RECURRING REVENUE RECRUITING DRIVES REVENUE GROWTH 100% $500 800 90% 22% 24% 24% 750 34% 32% 32% $450 80% 33% 39% 700 46% 51% 650 70% $400 600 60% $350 550 50% 500 $300 40% 450 78% 76% 76% 66% 66% 66% 64% $250 400 30% 60% 53% 350 47% 20% $200 300 10% 250 $150 200 0% $100 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 150 100 Net Interest Income & Asset Management Fees Transactional & Investment Banking $50 50 $- 0 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 T-12 Cumulative Production Cumulative Gross FAs Quarterly Earnings Report 4 Net Revenue (millions) millions Financial Advisors

Third Quarter Results

STIFEL

FINANCIAL RESULTS

millions	3Q24	Y/Y Change	Sequential Change	2024 YTD	VS 2023 YTD
Global Wealth Management	$827	8%	3%	$2,419	6%
Institutional	372	45%	-5%	1,114	29%
Other	26	28%	-4%	73	40%
Net revenue	**1,225**	**17%**	**1%**	**3,606**	**13%**
Compensation expense	711	17%	1%	2,092	13%
Operating expense[1]	273	-12%	6%	784	1%
Provision for credit loss[2]	5	-47%	79%	14	-41%
Pre-tax pre-provision income	**241**	**81%**	**-5%**	**731**	**28%**
Pre-tax income	**236**	**92%**	**-6%**	**717**	**31%**
Taxes	60	30%	-7%	183	19%
Net income	**176**	**129%**	**-6%**	**534**	**36%**
Preferred dividends	9	0%	0%	28	0%
Net income available to common shareholders	166	147%	-6%	506	39%
Diluted EPS	**$1.50**	**150%**	**-6%**	**$4.58**	**43%**
Compensation ratio	58.0%	0 bps	0 bps	58.0%	0 bps
Operating expense ratio[3]	22.3%	-700 bps	120 bps	21.7%	-250 bps
Pre-tax operating margin	19.2%	740 bps	-140 bps	19.9%	280 bps
Book value per share	$47.62	8%	4%		
Tangible book value per share	$33.62	12%	5%		
ROTCE[4]	19.5%	1100 bps	-240 bps		

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our second quarter earnings release

NET REVENUE



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$1,045
$1,146
$1,163
$1,218
$1,225
3Q23
4Q23
1Q24
2Q24
3Q24

REVENUE BRIDGE



$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
millions
$1,045
$87
$40
$21
$57
($25)
$1,225
3Q23Net Revenue
Client Facilitation
Advisory
Trading & Other
Underwriting
Net Interest Income
3Q24 Net Revenue

STIFEL | Quarterly Earnings Report

5

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	3Q24	Y/Y Change	Sequential Change	2024 YTD	VS 2023 YTD
Transactional	$193	16%	9%	$552	14%
Asset Management	382	15%	0%	1,130	17%
Net Interest	241	-11%	2%	713	-14%
Investment Banking	6	60%	8%	16	34%
Other	5	nm	nm	7	nm
Total Global Wealth Management Net Revenue	$827	8%	3%	$2,419	6%
Comp. Ratio	48.7%	190 bps	-30 bps	49.0%	280 bps
Non-Comp. Ratio	14.8%	40 bps	110 bps	14.1%	30 bps
Provision for credit loss	$5	-47%	79%	$13	-42%
Pre-tax Margin	36.5%	-230 bps	-80 bps	36.9%	-310 bps
Pre-tax Pre-provision Margin	37.1%	-300 bps	-60 bps	37.6%	-340 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	3Q24	Y/Y	Sequential Change
Financial Advisors	2,243	-1%	0%
Independent Contractors	114	6%	3%
Total Financial Advisors	2,357	-1%	0%
Total Client Assets	$496,298	20%	5%
Fee-based Client Assets	$190,771	26%	6%
Private Client Fee-based Client Assets	$166,768	26%	6%

HIGHLIGHTS

- Record Quarterly Net Revenue
- Record Quarterly Asset Management Revenue
- Record Client Assets
- Highest Transactional Revenue Since 4Q21
- Added 28 Financial Advisors, Including 13 Experienced with Total Trailing Twelve Month Production of $10.5 million

NET REVENUE & MARGIN



Margin
44%
42%
40%
38%
36%
34%
32%
30%
$769
$766
$791
$801
$827
38.8%
39.3%
36.8%
37.3%
36.5%
$840
$815
$790
$765
$740
$715
$690
$665
$640
$615
$590
Net Revenue (millions)
3Q23
4Q23
1Q24
2Q24
3Q24
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

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Strong Bank Fundamentals STRONG NIM DESPITE RISING DEPOSIT SWEEP BALANCES INCREASED COSTS 7.00% $1,747 6.00% $1,097 $859 $771 $726 $614 $651 $505 $497 $368 5.00% $258 ($35) 4.00% 3.43% 3.24% 3.09% ($623) 3.04% 2.99% ($742) ($1,230) 3.00% 2.00% 1.00% 3Q23 4Q23 1Q24 2Q24 3Q24 0.00% Sweep Smart Rate Ticketed MMF 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Margin Deposit Costs Asset Yields SIGNIFICANT ASSET GROWTH & SOLID NIM ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS 3.50% $35,000,000 4.00% 3.50% $30,000,000 3.00% 3.00% $25,000,000 2.50% 2.50% $20,000,000 2.00% 2.00% $15,000,000 1.50% 1.50% $10,000,000 1.00% 0.89% 0.88% 0.85% 0.86% 0.83% $5,000,000 1.00% 0.50% $0 0.00% 0.50% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0.00% Investments Commercial Loans Consumer Loans 3Q23 4Q23 1Q24 2Q24 3Q24 Cash & Other NIM Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Quarterly Earnings Report 7 millions Bank Assets (000s) Net Interest Margin

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 3Q24 Y/Y Change 2024 YTD VS 2023 YTD Change ■ Ranked #1 in Municipal Issuance in Number of Advisory $137 41% 4% $388 15% Capital Raising $100 119% 4% $287 62% Issues in 2024 with 14.9% Market Share Equity $51 141% 6% $139 83% Fixed Income $49 100% 3% $148 46% ■ Highest Underwriting Revenue Since 4Q21 Transactional $128 12% -20% $430 22% Equity $49 4% -8% $156 8% ■ Ranked #8* in Number of Publicly Disclosed IPOs Fixed Income $79 17% -26% $274 33% YTD. Total Institutional Revenue* $372 45% -5% $1,114 29% Comp. Ratio 60.3% -1470 bps -90 bps 61.0% -740 bps ■ Highest Advisory Revenue Since 1Q23 Non-Comp. Ratio 28.5% -730 bps 220 bps 27.5% -480 bps Pre-tax Margin 11.2% 2200 bps -130 bps 11.5% 1220 bps * Incudes 2024 IPOs with a base deal size greater than $50 million, excludes foreign companies with existing * Includes net interest, asset management, and other income listings in domestic markets INSTITUTIONAL GROUP NET REVENUE $400 $350 $300 $250 $200 $150 $100 $50 $0 3Q23 4Q23 1Q24 2Q24 3Q24 Advisory Fees Capital Raising Brokerage Other * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 8 millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 35% millions 3Q24 3Q23 Y/Y Change 30% 63% 25% 61% Compensation $711 $606 17% 20% 59% Non-compensation Expense, 15% $260 $302 -14% Ex. IB Gross Up & Credit Loss 57% 58.0% 58.0% 58.0% 58.0% 58.0% 10% Credit Loss Provision & IB Gross Up $18 $14 33% 55% 5% 53% 0% Non-compensation $279 $316 -12% 3Q23 4Q23 1Q24 2Q24 3Q24 Pre-tax Income $236 $123 91% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 3Q24 $700 $600 GAAP Net Income $158,505 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $149,185 $100 $0 Non-GAAP After Tax Adjustments $17,085 2019 2020 2021 2022 2023 2024* Non-GAAP Net Income Available to Common $166,270 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2024 earnings release. *2024 annual GAAP to non-GAAP results based on annualized results through 9/30/2024 Quarterly Earnings Report 9 millions Compensation Ratio Non-compensation Ratio

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $38,935 $40,000 22.0% $38,258 $37,878 $37,809 $37,727 ■ Repurchased 249,000 shares $38,000 20.0% $36,000 ■ Bank Funding Increased at CAGR of 14% 18.0% $34,000 17.8% 17.9% $32,000 Since 2019 17.2% 16.0% 17.3% 16.9% $30,000 14.0% $28,000 ■ Retired $500 million of 4.25% Senior $26,000 12.0% Notes $24,000 11.3% 11.1% 10.0% 10.8% $22,000 10.6% 10.5% $20,000 8.0% 3Q23 4Q23 1Q24 2Q24 3Q24 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 $60,000 $1,200,000 $50,000 $1,000,000 $40,000 $800,000 $30,000 $600,000 $400,000 $20,000 $200,000 $10,000 $0 2019 2020 2021 2022 2023 2024* $0 ($200,000) 2019 2020 2021 2022 2023 2024* ($400,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Bank Deposits Available Funding Acquisitions *2024 Estimated Capital Generated based annualized Net Income through 9/30/2024 plus current capital in excess of *2024 based on results through 9/30/2024 regulatory minimum. Quarterly Earnings Report 10 (000s) millions millions

Concluding Remarks Quarterly Earnings Report

Third Quarter 2024 Financial Results Presentation October 23, 2024 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain“forward-lookingstatements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively,“SF” or the“Company”). These statements can be identified by the use of the words“may,”“will,”“should,”“could,”“would,”“plan,”“potential,”“estimate,”“project,”“believe,”“intend,” “anticipate,”“expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect theCompany’s future results, financial condition and liquidity, see“RiskFactors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain“non-GAAP financialmeasures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a“non-GAAP financialmeasure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing theCompany’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 13